UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 12, 2022

KeyCorp

(Exact Name of Registrant as Specified in Charter)

001-11302

(Commission File Number)

Ohio	34-6542451
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

127 Public Square

Cleveland, Ohio 44114-1306

(Address of principal executive offices and zip code)

(216) 689-3000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Common Shares, $1 par value	KEY	New York Stock Exchange

Depositary Shares (each representing a 1/40th interest in a share of Fixed-to-Floating Rate Perpetual Non-Cumulative Preferred Stock, Series E)	KEY PrI	New York Stock Exchange

Depositary Shares (each representing a 1/40th interest in a share of Fixed Rate Perpetual Non-Cumulative Preferred Stock, Series F)	KEY PrJ	New York Stock Exchange

Depositary Shares (each representing a 1/40th interest in a share of Fixed Rate Perpetual Non-Cumulative Preferred Stock, Series G)	KEY PrK	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

  Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

At KeyCorp’s 2022 Annual Meeting of Shareholders held on May 12, 2022, shareholders elected all thirteen of the directors nominated by the KeyCorp Board of Directors. Each director received a greater number of votes cast for his or her election than votes against his or her election, as stated below. The shareholders also ratified the appointment of Ernst & Young LLP as KeyCorp’s independent auditor for 2022 and approved on an advisory basis KeyCorp’s executive compensation as described in KeyCorp’s 2022 proxy statement. The final voting results from the meeting are as follows, rounded down to the nearest whole share:

Proposal One—Election of Directors

NOMINEE	FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
Alexander M. Cutler	686,809,598	57,201,160	4,449,865	66,898,126
H. James Dallas	704,245,034	43,431,716	783,870	66,898,126
Elizabeth R. Gile	716,314,025	31,324,789	821,807	66,898,126
Ruth Ann M. Gillis	713,721,473	34,036,276	702,874	66,898,126
Christopher M. Gorman	690,859,864	51,763,098	5,837,606	66,898,126
Robin N. Hayes	677,825,463	69,816,528	818,631	66,898,126
Carlton L. Highsmith	737,154,210	10,450,114	856,298	66,898,126
Richard J. Hipple	731,627,745	15,970,680	862,144	66,898,126
Devina A. Rankin	743,106,772	4,554,607	799,244	66,898,126
Barbara R. Snyder	676,458,232	71,338,242	664,149	66,898,126
Richard L. Tobin	743,288,667	4,193,880	978,021	66,898,126
Todd J. Vasos	743,198,685	4,242,638	1,019,300	66,898,126
David K. Wilson	745,118,114	2,499,718	842,790	66,898,126

Proposal Two—Ratification of the Appointment of Ernst & Young LLP as KeyCorp’s Independent Auditors for 2022

FOR	AGAINST	ABSTAIN
776,965,353	37,732,533	660,861

Proposal Three—Advisory Approval of KeyCorp’s Executive Compensation

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
693,925,282	52,252,795	2,281,817	66,898,126

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

KeyCorp

Date: May 13, 2022

	By:	/s/ Carrie A. Benedict
Name: Carrie A. Benedict
Title: Assistant Secretary